UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 3, 2023

Berry Corporation (bry)
(Exact name of registrant as specified in its charter)

Delaware	001-38606	81-5410470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16000 N. Dallas Parkway, Suite 500
Dallas, Texas 75248
(Address of Principal Executive Offices)
(661) 616-3900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, par value $0.001 per share	Trading Symbol BRY	Name of each exchange on which registered Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On November 3, 2023, Berry Corporation (bry) (the “Company” or “we”), as a guarantor, together with Berry Petroleum Company, LLC, our wholly-owned subsidiary, as the borrower, (the “Borrower”), entered into the Fifth Amendment to Credit Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”), and the lenders party thereto. The Amendment amends the Credit Agreement, dated as of August 26, 2021 (as amended, supplemented or otherwise modified, including as amended by the Amendment, the “Credit Facility”), among the Borrower, the Company, the Agent, JPMorgan Chase Bank, N.A., as an issuing bank, and each of the lenders from time to time party thereto to, among other things, (1) maintain the Aggregate Elected Commitment Amounts (as defined in the Credit Facility) at $200,000,000, (2) maintain the Borrowing Base (as defined in the Credit Facility) at $200,000,000, which constitutes a redetermination of the Borrowing Base that was scheduled to occur on or about November 1, 2023 pursuant to the terms of the Credit Facility and (3) disregard the amounts (not to exceed $53,000,000 in the aggregate) consisting of the cash purchase price paid by the Borrower and the Company to acquire Macpherson Energy Corporation and any of its subsidiaries prior to the date of the Amendment in the calculation of Free Cash Flow (as defined in the Credit Facility) and thereby permit more distributions to be made by Borrower and the Company to their equity holders during the fiscal quarter following the fiscal quarter when such cash purchase price was paid if certain other conditions are satisfied.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1*
Fifth Amendment to the Credit Agreement dated November 3, 2023, by and among Berry Corporation (bry), as a guarantor, together with Berry Petroleum Company, LLC, as Borrower, JPMorgan Chase Bank, N.A., as administrative agent and as an issuing bank, and the lenders from time-to-time party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

__________
(*) Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2023

Berry Corporation (bry)

By:	/s/ M. S. Helm
Michael S. Helm
Vice President, Chief Financial Officer and Chief Accounting Officer